UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) January 30, 2013

ALIGN TECHNOLOGY, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

0-32259	94-3267295

(Commission File Number)	(IRS Employer Identification No.)

2560 Orchard Parkway, San Jose, California	95131

(Address of Principal Executive Offices)	(Zip Code)

(408) 470-1000

(Registrant’s Telephone Number, Including Area Code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02                      Results of Operations and Financial Conditions

On January 30, 2013, Align Technology, Inc. ("Align") is issuing a press release and holding a conference call regarding its financial results for its fourth quarter and fiscal year ended December 31, 2012. The full text of the press release is furnished as Exhibit 99.1 to this Form 8-K.

This information shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Align is making reference to non-GAAP financial information in both the press release and the conference call. A reconciliation of non-GAAP financial measures contained in the attached press release to the comparable GAAP financial measures is contained in the attached press release and a reconciliation of these and certain other non-GAAP financial information provided on the conference call (to the extent not reconciled on such call) is contained on the Investor Relations section of our website at investor.aligntech.com.

ITEM 5.02   Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Directors.

On January 30, 2013, Align announced that Kenneth B. Arola will step down as vice president, finance and chief financial officer effective March 4, 2013. Mr. Arola will stay on through the completed audit of Align’s 2012 financial statements and filing of the 2012 Form 10-K with the Securities and Exchange Commission. In addition, in order to ensure an orderly transition, Align expects to enter into a transition agreement with Mr. Arola, pursuant to which Mr. Arola will remain employed in a non-executive role until June 28, 2013 in order to, among other things, assist in the transition of his responsibilities.  At the end of this transition period and subject to certain conditions, he will receive the separation benefits provided for under his Amended and Restated Employment Agreement dated November 8, 2012, consisting of 12 months of salary, his prorated bonus for the current fiscal year, an amount equal to last year’s bonus, 12 months of COBRA reimbursement and equity acceleration.    Align also announced that, effective March 4, 2013, Roger E. George, Align’s vice president, corporate and legal affairs and general counsel, will serve as interim CFO.

ITEM 9.01 Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description
99.1	Press Release of Align Technology, Inc. dated January 30, 2013 announcing its fourth quarter and fiscal year ended December 31, 2012
99.2	Press Release of Align Technology, Inc. dated January 30, 2013 announcing the departure of its CFO

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 30, 2013	ALIGN TECHNOLOGY, INC.

By: /s/Roger E. George
Roger E. George
Vice President, Corporate & Legal Affairs and General Counsel

INDEX TO EXHIBITS

Exhibit No.	Description

99.1	Press Release of Align Technology, Inc. dated January 30, 2013 announcing its fourth quarter and fiscal year ended December 31, 2012
99.2	Press Release of Align Technology, Inc. dated January 30, 2013 announcing the departure of its CFO